Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

                          TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NutraCea, a California corporation (the "Company"), does hereby certify with respect to the Quarterly Report of NutraCea on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of NutraCea.

Dated:  May 24, 2004                    NUTRACEA

                                              /s/ Patricia McPeak
                                         -----------------------------
                                         Patricia McPeak
                                         Chief Executive Officer


                                               /s/ Joanna Hoover
                                         -----------------------------
                                         Joanna Hoover
                                         Chief Financial Officer


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